Trade Receivables -Summary of Carrying Amount of Trade Receivables that have been Transferred but have not been Derecognized and the Associated Liabilities (Details) - EUR (€) € in Thousands	Dec. 31, 2025	Dec. 31, 2024
Disclosure of reconciliation of changes in loss allowance and explanation of changes in gross carrying amount for financial instruments [abstract]
Carrying amount of trade receivables transferred	€ 14,617	€ 11,588
Carrying amount of associated liabilities	(13,434)	(10,665)
Total, net	€ 1,183	€ 923